SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 25, 1997

TRUST CREATED BY BLOCK  MORTGAGE  FINANCE,  INC.  (under a Pooling and Servicing
Agreement dated as of December 31, 1996, which Trust is the Issuer of Block Mortgage Finance Asset Backed Certificates, Series 1997-1)

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


          333-14041-01                               33-0745168
      (Commission File Number)          (IRS Employer Identification No.)

3 Park Plaza, Irvine, California
Attention:  Block Mortgage Finance
            Asset Backed Certificates, Series 1997-1          92614
      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:        714-253-7575

                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        Attached hereto is a copy of the Statement to Certificateholders with respect to the November, 1997, distribution to Certificateholders, as provided to the Certificateholders by the Trustee.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



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Exhibit  99.1   Statement  to   Certificateholders Relating to  November, 1997,
    Distributions   to  Holders  of  Block   Mortgage   Finance   Asset  Backed
    Certificates, Series 1997-1


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BLOCK FINANCIAL CORPORATION,  not in
                                            its individual capacity,  but solely
                                            as  duly  authorized  agent  of  the
                                            Registrant   pursuant   to   Section
                                            8.17(C) of the Pooling and Servicing
                                            Agreement,  dated as of December 31,
                                            1996


                                            By:  /s/ Bret G. Wilson
                                                 -----------------------
                                                Bret G. Wilson
                                                Title:   Vice President,
                                                         Mortgage Operations



Date: December 5, 1997


























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                                  EXHIBIT INDEX

         Exhibit No.                            Description

               99.1                             Statement to Certificateholders
                                                Relating to November, 1997,
                                                Distributions to Holders
                                                of Block Mortgage
                                                Finance Asset Backed
                                                Certificates, Series 1997-1